UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21519

Eaton Vance Tax-Advantaged Global Dividend

Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Global

Dividend Opportunities Fund (ETO)

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1800 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2014

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Dividend Reinvestment Plan	25

Management and Organization	27

Important Notices	30

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2014, most major equity markets worldwide vacillated between optimism and concern — optimism that a modest global economic recovery was continuing and concern that slowing growth in some regions, particularly Europe and China, might derail that recovery. In the European Union, growth appeared to stall and Germany, one of the world’s leading exporters, experienced negative GDP growth in the second quarter of 2014. China, meanwhile, saw third-quarter 2014 GDP growth fall to 7.3%, its slowest quarterly pace in five years.

On the positive side, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most market sectors, with the exception of energy. Expanding supply, especially in the U.S., helped blunt the impact that geopolitical turmoil in the Middle East and Ukraine/Russia might otherwise have had on oil prices.

In terms of specific index returns, U.S. market results during the period seemed to decouple from much of the rest of the world. The MSCI World Index2, a proxy for global equities, rose 8.67% for the 12-month period, powered mainly by U.S. growth — whereas the MSCI World ex USA Index lost 0.15% for the same period. The MSCI EAFE Index of developed-market international equities fell 0.60%, due largely to weakness in European stocks and the decline of the euro against the dollar. The MSCI Emerging Markets Index, meanwhile, eked out a slight 0.64% gain. In the U.S., the Dow Jones Industrial Average advanced 14.48%, while the broader U.S. market, as represented by the S&P 500 Index, gained 17.27%.

Fund Performance

For the 12-month period ended October 31, 2014, Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) had a total return of 11.07% at net asset value (NAV), outperforming the 8.67% return of the Fund’s primary benchmark, the MSCI World Index (the Index).

The positive effect of leverage in a generally rising equity market contributed to the Fund’s outperformance versus the Index. The use of leverage has the effect of achieving additional exposure to the common and preferred markets, thus magnifying the Fund’s exposure to its underlying investments in both up and down markets. As of period-end, the Fund had leverage equal to 23.71% of its aggregate net assets plus borrowings outstanding.

The Fund’s preferred allocation also contributed to outperformance versus the Index. Preferred securities, being interest-rate-sensitive, were positively impacted by falling rates during the 12-month period and by investors’ search for higher-yielding securities in a low-yield environment. The Fund’s preferred allocation outperformed both the Index and the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index. As of period-end, the Fund had 22.49% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes).

The Fund’s common stock allocation modestly underperformed the Index for the period. On a sector basis, key detractors from performance versus the Index included stock selection and an underweight position in energy, an underweight in information technology and stock selection in health care. Within the energy sector, the Fund’s overweight positions in oil exploration and production firms Devon Energy Corp. and Occidental Petroleum Corp. dragged on performance relative to the Index, as both companies’ profits were hurt by falling oil prices. Within information technology, not owning Index component Intel Corp., a stock that rose sharply during the period, detracted from performance versus the Index. Underweighting biotechnology and avoiding health care providers and services, two industries that performed well during the period, hurt performance versus the Index within the health care sector.

In contrast, stock selection in the materials, industrials and utilities sectors helped the Fund’s performance versus the Index for the 12-month period. Within materials, the Fund’s overweight position in chemical firm LyondellBasell Industries NV aided performance versus the Index, as the company’s stock rose on strong earnings growth due to lower prices for natural gas, one of its key raw materials, as well as capacity increases and well-managed operations.

An overweight in C.H. Robinson Worldwide, Inc., a logistics firm whose business increased as a result of stricter trucking regulations, helped performance relative to the Index within the industrials sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Performance2,3

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	04/30/2004	11.07%	14.30%	10.39%
Fund at Market Price	—	17.50	16.12	11.30
MSCI World Index	—	8.67%	11.40%	6.93%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	12.45	9.31	2.69
80% MSCI World Index/20% BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	9.50	11.13	6.33

% Premium/Discount to NAV[4]
				–3.40%

Distributions[5]
Total Distributions per share for the period				$1.830
Distribution Rate at NAV				8.26%
Distribution Rate at Market Price				8.55%

% Total Leverage[6]
Borrowings				23.71%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Apple, Inc.	1.9%

PNC Financial Services Group, Inc. (The)	1.8

Discover Financial Services	1.6

JPMorgan Chase & Co.	1.4

NIKE, Inc., Class B	1.4

C.H. Robinson Worldwide, Inc.	1.4

British American Tobacco PLC	1.3

Roche Holding AG PC	1.3

Occidental Petroleum Corp.	1.3

Anheuser-Busch InBev NV	1.3

Total	14.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. The MSCI World ex USA Index is an unmanaged index of large-cap and mid-cap equity securities across the developed markets, excluding the U.S. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance. com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments

Common Stocks — 100.0%

Security	Shares	Value

Aerospace & Defense — 1.6%
Boeing Co. (The)	27,857	$3,479,618
United Technologies Corp.(1)	25,558	2,734,706

		$6,214,324

Air Freight & Logistics — 1.8%
C.H. Robinson Worldwide, Inc.(1)	98,592	$6,823,552

		$6,823,552

Automobiles — 1.3%
Toyota Motor Corp.(1)	80,373	$4,836,620

		$4,836,620

Banks — 13.7%
Bank of America Corp.	331,970	$5,696,605
BNP Paribas SA	25,000	1,571,051
Citigroup, Inc.(1)	99,000	5,299,470
JPMorgan Chase & Co.(1)	118,315	7,155,691
Lloyds Banking Group PLC(2)	3,064,795	3,784,681
Natixis SA	890,000	6,126,294
PNC Financial Services Group, Inc. (The)(1)	103,443	8,936,441
Regions Financial Corp.	396,725	3,939,479
Societe Generale	96,189	4,635,447
Toronto-Dominion Bank (The)	79,000	3,888,142
Unione di Banche Italiane ScpA	112,202	881,178

		$51,914,479

Beverages — 2.7%
Anheuser-Busch InBev NV(1)	56,888	$6,308,559
Constellation Brands, Inc., Class A(2)	41,783	3,824,816

		$10,133,375

Biotechnology — 1.3%
Biogen Idec, Inc.(2)	3,556	$1,141,761
Celgene Corp.(2)	21,112	2,260,884
Gilead Sciences, Inc.(2)	13,495	1,511,440

		$4,914,085

Capital Markets — 0.3%
Charles Schwab Corp. (The)	45,207	$1,296,085

		$1,296,085

Security	Shares	Value

Chemicals — 3.6%
E.I. du Pont de Nemours & Co.	20,200	$1,396,830
LyondellBasell Industries NV, Class A(1)	66,865	6,126,840
Monsanto Co.	17,622	2,027,235
PPG Industries, Inc.(1)	20,849	4,246,733

		$13,797,638

Commercial Services & Supplies — 0.8%
Brambles, Ltd.	355,311	$2,988,462

		$2,988,462

Communications Equipment — 1.3%
QUALCOMM, Inc.(1)	62,193	$4,882,772

		$4,882,772

Construction & Engineering — 0.4%
Vinci SA	27,155	$1,549,959

		$1,549,959

Consumer Finance — 2.1%
Discover Financial Services(1)	123,066	$7,849,149

		$7,849,149

Containers & Packaging — 0.5%
Amcor, Ltd.	178,411	$1,853,125

		$1,853,125

Diversified Financial Services — 0.8%
ING Groep NV(2)	219,000	$3,136,159

		$3,136,159

Diversified Telecommunication Services — 3.5%
Deutsche Telekom AG	114,969	$1,732,964
Nippon Telegraph & Telephone Corp.	85,733	5,334,206
Verizon Communications, Inc.	123,012	6,181,353

		$13,248,523

Electric Utilities — 0.8%
NextEra Energy, Inc.	32,000	$3,207,040

		$3,207,040

Electrical Equipment — 3.0%
Emerson Electric Co.	75,620	$4,844,217
Mitsubishi Electric Corp.	266,570	3,437,097

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Electrical Equipment (continued)
Nidec Corp.	46,000	$3,039,342

		$11,320,656

Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc.	199,749	$4,080,872

		$4,080,872

Energy Equipment & Services — 2.4%
FMC Technologies, Inc.(2)	90,000	$5,043,600
Halliburton Co.	71,000	3,914,940

		$8,958,540

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	39,500	$5,268,115

		$5,268,115

Food Products — 1.3%
Mondelez International, Inc., Class A(1)	139,150	$4,906,429

		$4,906,429

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	50,520	$2,202,167
Covidien PLC	39,962	3,694,087
Medtronic, Inc.	35,000	2,385,600

		$8,281,854

Hotels, Restaurants & Leisure — 0.8%
Compass Group PLC	192,309	$3,104,042

		$3,104,042

Household Products — 0.9%
Reckitt Benckiser Group PLC	26,000	$2,189,810
Svenska Cellulosa AB SCA, Class B	53,572	1,200,360

		$3,390,170

Industrial Conglomerates — 0.5%
Danaher Corp.	25,540	$2,053,416

		$2,053,416

Insurance — 4.8%
ACE, Ltd.	17,800	$1,945,540
Aflac, Inc.(1)	58,000	3,464,340
AXA SA(1)	157,110	3,629,009

Security	Shares	Value

Insurance (continued)
MetLife, Inc.	57,590	$3,123,681
Prudential PLC	260,047	6,021,656

		$18,184,226

Internet Software & Services — 1.5%
Facebook, Inc., Class A(1)(2)	26,113	$1,958,214
Google, Inc., Class C(1)(2)	6,887	3,850,384

		$5,808,598

IT Services — 0.3%
Visa, Inc., Class A	3,979	$960,650

		$960,650

Machinery — 0.6%
Caterpillar, Inc.	22,088	$2,239,944

		$2,239,944

Media — 3.4%
Comcast Corp., Class A	59,772	$3,308,380
Live Nation Entertainment, Inc.(2)	16,217	421,642
Walt Disney Co. (The)(1)	57,891	5,290,079
WPP PLC(1)	202,110	3,947,745

		$12,967,846

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.(1)	88,986	$2,536,101

		$2,536,101

Multi-Utilities — 2.5%
National Grid PLC(1)	378,549	$5,617,654
Sempra Energy(1)	34,680	3,814,800

		$9,432,454

Multiline Retail — 0.3%
Dollar General Corp.(2)	17,576	$1,101,488

		$1,101,488

Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp.	42,000	$3,854,760
Chevron Corp.(1)	15,000	1,799,250
Exxon Mobil Corp.	20,200	1,953,542
Occidental Petroleum Corp.(1)	73,332	6,521,415
Phillips 66(1)	57,860	4,542,010

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Total SA	97,000	$5,791,216

		$24,462,193

Paper & Forest Products — 0.5%
International Paper Co.	35,422	$1,793,062

		$1,793,062

Pharmaceuticals — 9.9%
Astellas Pharma, Inc.	221,700	$3,440,892
AstraZeneca PLC(1)	41,594	3,038,373
Chugai Pharmaceutical Co., Ltd.	116,282	3,635,293
Johnson & Johnson	20,547	2,214,556
Merck & Co., Inc.	67,885	3,933,257
Novartis AG	39,538	3,669,239
Perrigo Co. PLC	10,000	1,614,500
Roche Holding AG PC(1)	22,609	6,671,947
Sanofi(1)	63,177	5,732,683
Shire PLC ADR	18,935	3,783,213

		$37,733,953

Real Estate Investment Trusts (REITs) — 2.0%
AvalonBay Communities, Inc.(1)	22,220	$3,462,765
Simon Property Group, Inc.	24,000	4,301,040

		$7,763,805

Semiconductors & Semiconductor Equipment — 0.4%
NXP Semiconductors NV(2)	20,879	$1,433,552

		$1,433,552

Software — 2.1%
Microsoft Corp.(1)	103,429	$4,855,992
Oracle Corp.	79,000	3,084,950

		$7,940,942

Specialty Retail — 4.3%
Dixons Carphone PLC	298,347	$1,894,437
Home Depot, Inc. (The)(1)	64,164	6,257,273
Industria de Diseno Textil SA(1)	90,300	2,540,418
Kingfisher PLC	400,000	1,937,786
TJX Cos., Inc. (The)	60,000	3,799,200

		$16,429,114

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.(1)	85,000	$9,180,000
Lenovo Group, Ltd.	2,982,398	4,403,766

		$13,583,766

Textiles, Apparel & Luxury Goods — 2.9%
NIKE, Inc., Class B	74,262	$6,904,138
Pandora A/S	47,953	4,042,988

		$10,947,126

Tobacco — 2.9%
Altria Group, Inc.	50,000	$2,417,000
British American Tobacco PLC(1)	118,050	6,690,791
Japan Tobacco, Inc.	61,309	2,091,804

		$11,199,595

Transportation Infrastructure — 0.8%
Sydney Airport	797,000	$3,098,520

		$3,098,520

Total Common Stocks (identified cost $303,697,208)		$379,626,376

Preferred Stocks — 21.4%

Security	Shares	Value

Banks — 10.4%
AgriBank FCB, 6.875% to 1/1/24(3)	16,581	$1,702,661
Banco Santander (Mexico), SA, 5.95% to 1/30/19(3)(4)	230	249,728
Bank of America Corp., Series U, 5.20% to 6/1/23(3)	815	778,099
Barclays Bank PLC, 8.25% to 12/15/18(3)	2,000	2,097,111
Citigroup, Inc., Series K, 6.875% to 11/15/23(3)	72,917	1,952,170
CoBank ACB, Series F, 6.25% to 10/1/22(3)(4)	16,600	1,735,220
Deutsche Bank Contingent Capital Trust III, 7.60%	35,564	974,809
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	2,500	266,953
Farm Credit Bank of Texas, Series 1, 10.00%	1,406	1,821,209
First Tennessee Bank, 3.75%(4)(5)	840	612,071
HSBC Capital Funding LP, Series 2, 10.176% to 6/30/30(1)(3)(4)	818	1,251,350
JPMorgan Chase & Co., Series O, 5.50%	40,767	941,310
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(3)	500	488,597
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(3)	817	826,736
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)	905	910,025
KeyCorp, Series A, 7.75%	17,976	2,349,643
Lloyds Banking Group PLC, 6.657% to 5/21/37(1)(3)(4)	1,878	2,084,498
Northern Trust Corp., Series C, 5.85%	27,190	672,749

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Banks (continued)
Regions Financial Corp., Series A, 6.375%	82,477	$2,071,822
Royal Bank of Scotland Group PLC, Series S, 6.60%	30,000	744,600
Societe Generale, 7.875% to 12/18/23(3)(4)	1,245	1,284,879
Standard Chartered PLC, 7.014% to 7/30/37(1)(3)(4)	23.37	2,663,098
SunTrust Banks, Inc., Series E, 5.875%	58,779	1,410,843
Synovus Financial Corp., Series C, 7.875% to 8/1/18(3)	9,029	248,591
Texas Capital Bancshares, Inc., 6.50%	47,865	1,172,693
Texas Capital Bancshares, Inc., Series A, 6.50%	8,300	206,421
Webster Financial Corp., Series E, 6.40%	50,650	1,257,260
Wells Fargo & Co., Series L, 7.50%	1,672	2,013,088
Wells Fargo & Co., Series T, 6.00%	45,030	1,124,849
Zions Bancorporation, Series G, 6.30% to 3/15/23(3)	61,620	1,617,063
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)	1,277	1,251,120
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)	735	787,898

		$39,569,164

Capital Markets — 1.7%
Affiliated Managers Group, Inc., 6.375%	26,846	$698,600
Goldman Sachs Group, Inc. (The), Series I, 5.95%	29,700	714,285
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(3)	62,587	1,497,707
Morgan Stanley, Series G, 6.625%	89,683	2,284,226
State Street Corp., Series D, 5.90% to 3/15/24(3)	43,925	1,145,234

		$6,340,052

Consumer Finance — 1.3%
Capital One Financial Corp., Series B, 6.00%	104,898	$2,532,238
Discover Financial Services, Series B, 6.50%	89,391	2,298,466

		$4,830,704

Diversified Financial Services — 1.2%
General Electric Capital Corp., Series B, 6.25% to 12/15/22(1)(3)	8.95	$1,004,931
KKR Financial Holdings, LLC, Series A, 7.375%	77,254	2,017,295
RBS Capital Funding Trust VII, Series G, 6.08%	69,787	1,688,148

		$4,710,374

Electric Utilities — 2.4%
AES Gener SA, 8.375% to 6/18/19(3)(4)	1,242	$1,434,704
Electricite de France SA, 5.25% to 1/29/23(1)(3)(4)	2,100	2,212,788
Entergy Arkansas, Inc., 6.45%	105,069	2,646,425
Entergy Louisiana, LLC, 6.95%	928	93,873
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	39,000	978,998
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	27,497	619,301
Southern California Edison Co., Series E, 6.25% to 2/1/22(1)(3)	861	965,875

		$8,951,964

Security	Shares	Value

Food Products — 0.8%
Dairy Farmers of America, 7.875%(4)	22,100	$2,406,829
Ocean Spray Cranberries, Inc., 6.25%(4)	6,085	555,447

		$2,962,276

Insurance — 0.9%
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(3)	12,502	$323,427
Endurance Specialty Holdings, Ltd., Series B, 7.50%	15,837	422,373
Montpelier Re Holdings, Ltd., 8.875%	83,005	2,290,938
RenaissanceRe Holdings, Ltd., Series E, 5.375%	25,000	574,750

		$3,611,488

Machinery — 0.6%
Stanley Black & Decker, Inc., 5.75%	89,073	$2,249,316

		$2,249,316

Multi-Utilities — 0.2%
DTE Energy Co., Series C, 5.25%	34,745	$849,168

		$849,168

Pipelines — 0.4%
NuStar Logistics LP, 7.625% to 1/15/18(3)	50,495	$1,352,382

		$1,352,382

Real Estate Investment Trusts (REITs) — 0.8%
American Realty Capital Properties, Inc., Series F, 6.70%	13,965	$307,509
Cedar Realty Trust, Inc., Series B, 7.25%	33,600	877,968
Chesapeake Lodging Trust, Series A, 7.75%	12,958	338,204
DDR Corp., Series J, 6.50%	65,000	1,669,200

		$3,192,881

Thrifts & Mortgage Finance — 0.7%
Elmira Savings Bank FSB (The), 8.998% to 12/31/17(3)	825	$783,750
EverBank Financial Corp., Series A, 6.75%	69,734	1,747,883

		$2,531,633

Total Preferred Stocks (identified cost $76,274,274)		$81,151,402

Corporate Bonds & Notes — 8.0%

Security	Principal Amount (000’s omitted)	Value

Banks — 2.7%
Banco do Brasil SA, 6.25% to 4/15/24, 10/29/49(3)(4)	$553	$435,488
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(4)	1,802	1,824,525

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(3)(4)	$2,276	$2,356,400
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(3)(4)	2,500	2,438,750
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(1)(3)(4)	968	1,326,160
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(3)(6)	965	1,022,031
SunTrust Preferred Capital I, 4.00%, 6/29/49(5)	1,000	790,000

		$10,193,354

Diversified Financial Services — 1.3%
Leucadia National Corp., 6.625%, 10/23/43	$962	$1,001,993
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(3)(4)	1,219	1,191,573
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(1)(3)(4)	2,871	2,655,675

		$4,849,241

Diversified Telecommunication Services — 0.4%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(3)(4)	$1,427	$1,494,069

		$1,494,069

Electric Utilities — 1.4%
Enel SpA, 8.75% to 9/24/23, 9/24/73(3)(4)	$1,960	$2,298,100
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(1)(3)	3,000	3,042,918

		$5,341,018

Insurance — 2.0%
Allstate Corp. (The), Series B, 5.75% to 8/15/23, 8/15/53(3)	$221	$235,503
MetLife, Inc., 10.75% to 8/1/39, 8/1/69(1)(3)	1,059	1,723,522
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(1)(3)(4)	735	767,156
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(1)(3)(4)	1,141	1,239,608
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(1)(3)	3,706	3,567,025

		$7,532,814

Pipelines — 0.2%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(3)(4)	$978	$970,665

		$970,665

Total Corporate Bonds & Notes (identified cost $27,643,022)		$30,381,161

Short-Term Investments — 1.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)	$4,720	$4,720,361

Total Short-Term Investments (identified cost $4,720,361)		$4,720,361

Total Investments — 130.6% (identified cost $412,334,865)		$495,879,300

Other Assets, Less Liabilities — (30.6)%		$(116,198,089)

Net Assets — 100.0%		$379,681,211

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $35,755,734 or 9.4% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2014, the aggregate value of these securities is $1,022,031 or 0.3% of the Fund’s net assets.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	62.2%	$308,265,104
United Kingdom	10.2	50,850,845
France	7.5	37,237,917
Japan	5.2	25,815,254
Switzerland	2.6	12,779,936
Australia	2.0	9,946,871
Ireland	1.8	8,875,612
Belgium	1.3	6,308,559
Netherlands	1.2	6,063,780
China	0.9	4,403,766
Denmark	0.8	4,042,988
Canada	0.8	3,888,142
Bermuda	0.7	3,611,488
Italy	0.6	3,179,278
Spain	0.5	2,540,418
Brazil	0.5	2,260,013
Germany	0.4	1,732,964
Chile	0.3	1,434,704
Sweden	0.2	1,200,360
Cayman Islands	0.2	1,191,573
Mexico	0.1	249,728

Total Investments	100.0%	$495,879,300

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $407,614,504)	$491,158,939
Affiliated investment, at value (identified cost, $4,720,361)	4,720,361
Foreign currency, at value (identified cost, $7,956)	5,576
Dividends and interest receivable	862,396
Interest receivable from affiliated investment	610
Receivable for investments sold	911,990
Tax reclaims receivable	513,142
Total assets	$498,173,014

Liabilities
Notes payable	$118,000,000
Payable for investments purchased	10,406
Payable to affiliates:
Investment adviser fee	352,107
Trustees’ fees	1,954
Accrued expenses	127,336
Total liabilities	$118,491,803
Net Assets	$379,681,211

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 14,519,257 shares issued and outstanding	$145,193
Additional paid-in capital	274,927,666
Accumulated net realized gain	20,990,525
Accumulated undistributed net investment income	111,637
Net unrealized appreciation	83,506,190
Net Assets	$379,681,211

Net Asset Value
($379,681,211 ÷ 14,519,257 common shares issued and outstanding)	$26.15

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Dividends (net of foreign taxes, $682,652)	$26,409,213
Interest	1,828,109
Interest income allocated from affiliated investment	6,447
Expenses allocated from affiliated investment	(851)
Total investment income	$28,242,918

Expenses
Investment adviser fee	$4,259,423
Trustees’ fees and expenses	22,907
Custodian fee	224,781
Transfer and dividend disbursing agent fees	18,276
Legal and accounting services	65,919
Printing and postage	109,959
Interest expense and fees	905,040
Miscellaneous	149,213
Total expenses	$5,755,518
Deduct —
Reduction of custodian fee	$88
Total expense reductions	$88

Net expenses	$5,755,430

Net investment income	$22,487,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$23,608,637
Investment transactions allocated from affiliated investment	69
Proceeds from securities litigation settlements	329,760
Foreign currency and forward foreign currency exchange contract transactions	1,297,638
Net realized gain	$25,236,104
Change in unrealized appreciation (depreciation) —
Investments	$(9,278,027)
Foreign currency and forward foreign currency exchange contracts	(366,794)
Net change in unrealized appreciation (depreciation)	$(9,644,821)

Net realized and unrealized gain	$15,591,283

Net increase in net assets from operations	$38,078,771

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$22,487,488	$23,427,753
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions and proceeds from securities litigation settlements	25,236,104	11,761,328
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(9,644,821)	38,900,179
Net increase in net assets from operations	$38,078,771	$74,089,260
Distributions to shareholders —
From net investment income	$(22,171,222)	$(23,908,861)
From net realized gain	(11,934,512)	—
Total distributions	$(34,105,734)	$(23,908,861)

Net increase in net assets	$3,973,037	$50,180,399

Net Assets
At beginning of year	$375,708,174	$325,527,775
At end of year	$379,681,211	$375,708,174

Accumulated undistributed net investment income included in net assets
At end of year	$111,637	$287,906

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2014
Net increase in net assets from operations	$38,078,771
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(442,973,181)
Investments sold	452,463,635
Increase in short-term investments, net	(1,546,499)
Net amortization/accretion of premium (discount)	1,940
Decrease in restricted cash	585,601
Decrease in dividends and interest receivable	297,300
Increase in interest receivable from affiliated investment	(315)
Decrease in receivable for open forward foreign currency exchange contracts	310,896
Decrease in tax reclaims receivable	35,497
Decrease in payable for open forward foreign currency exchange contracts	(15,594)
Increase in payable to affiliate for investment adviser fee	1,046
Increase in payable to affiliate for Trustees’ fees	372
Decrease in accrued expenses	(115,906)
Net change in unrealized (appreciation) depreciation from investments	9,278,027
Net realized gain from investments	(23,608,637)
Net cash provided by operating activities	$32,792,953

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(34,105,734)
Net cash used in financing activities	$(34,105,734)

Net decrease in cash*	$(1,312,781)

Cash at beginning of year(1)	$1,318,357

Cash at end of year(1)	$5,576

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$983,584

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(14,926).

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Financial Highlights

	Year Ended October 31,
	2014		2013		2012	2011	2010
Net asset value — Beginning of year	$25.880		$22.420		$20.930	$21.980	$19.680

Income (Loss) From Operations
Net investment income(1)	$1.549	(2)	$1.614	(2)	$1.406	$1.427	$1.477
Net realized and unrealized gain (loss)	1.070		3.493		1.484	(1.077)	2.223

Total income from operations	$2.619		$5.107		$2.890	$0.350	$3.700

Less Distributions
From net investment income	$(1.527)		$(1.647)		$(1.400)	$(1.400)	$(1.400)
From net realized gain	(0.822)		—		—	—	—

Total distributions	$(2.349)		$(1.647)		$(1.400)	$(1.400)	$(1.400)

Net asset value — End of year	$26.150		$25.880		$22.420	$20.930	$21.980

Market value — End of year	$25.260		$23.630		$19.660	$17.910	$20.360

Total Investment Return on Net Asset Value(3)	11.07%		24.18%		15.51%	2.00%	20.11%

Total Investment Return on Market Value(3)	17.50%		29.31%		18.30%	(5.73)%	24.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$379,681		$375,708		$325,528	$303,817	$319,161
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.26%		1.30%		1.30%	1.18%	1.10%
Interest and fee expense	0.24%		0.30%		0.48%	0.39%	0.38%
Total expenses(4)	1.50%		1.60%		1.78%	1.57%	1.48%
Net investment income	5.87	%(2)	6.68	%(2)	6.60%	6.35%	7.07%
Portfolio Turnover	89%		91%		97%	95%	136%
Senior Securities:
Total notes payable outstanding (in 000’s)	$118,000		$118,000		$118,000	$118,000	$112,000
Asset coverage per $1,000 of notes payable(5)	$4,218		$4,184		$3,759	$3,575	$3,850

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.692 and $0.393 per share for the years ended October 31, 2014 and October 31, 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.25% and 5.25% for the years ended October 31, 2014 and October 31, 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

17

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

18

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$22,171,222	$23,908,861
Long-term capital gains	$11,934,512	$—

In addition to the monthly distributions pursuant to its Managed Distribution Plan, the Fund made a special distribution of approximately $7.5 million or $0.519 per share in December 2013 to meet its capital gains distribution requirements. Such amount is included in distributions from long-term capital gains for the year ended October 31, 2014.

During the year ended October 31, 2014, accumulated net realized gain was increased by $493,157 and accumulated undistributed net investment income was decreased by $493,157 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, investments in partnerships and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$21,057,415
Net unrealized appreciation	$83,550,937

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, wash sales, distributions from REITs and investments in partnerships.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$412,290,118

Gross unrealized appreciation	$84,443,228
Gross unrealized depreciation	(854,046)

Net unrealized appreciation	$83,589,182

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2014, the Fund’s investment adviser fee amounted to $4,259,423. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $441,322,946 and $450,501,190, respectively, for the year ended October 31, 2014.

19

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2014 and October 31, 2013.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the year ended October 31, 2014.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2014, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2014. The Fund also entered into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2014, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$1,594,753	(1)	$(295,302	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

20

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2014, which is indicative of the volume of this derivative type, was approximately $28,965,000.

7  Committed Facility Agreement

The Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $138 million through December 25, 2014. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.25% per annum on the unused portion of the commitment if outstanding borrowings are less than 85% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2014, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 0.76%. The carrying amount of the borrowings at October 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014. For the year ended October 31, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $118 million and 0.77%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$27,082,200	$22,304,036		$—	$49,386,236
Consumer Staples	16,416,360	18,481,324		—	34,897,684
Energy	27,629,517	5,791,216		—	33,420,733
Financials	60,358,428	29,785,475		—	90,143,903
Health Care	24,741,465	26,188,427		—	50,929,892
Industrials	22,175,453	14,113,380		—	36,288,833
Information Technology	34,287,386	4,403,766		—	38,691,152
Materials	18,126,801	1,853,125		—	19,979,926
Telecommunication Services	6,181,353	7,067,170		—	13,248,523
Utilities	7,021,840	5,617,654		—	12,639,494

Total Common Stocks	$244,020,803	$135,605,573	*	$—	$379,626,376

Preferred Stocks
Consumer Staples	$—	$2,962,276		$—	$2,962,276
Energy	—	1,352,382		—	1,352,382
Financials	24,835,982	39,950,314		—	64,786,296
Industrials	—	2,249,316		—	2,249,316
Utilities	849,168	8,951,964		—	9,801,132

Total Preferred Stocks	$25,685,150	$55,466,252		$—	$81,151,402

Corporate Bonds & Notes	$—	$30,381,161		$—	$30,381,161
Short-Term Investments	—	4,720,361		—	4,720,361

Total Investments	$269,705,953	$226,173,347		$—	$495,879,300

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Subsequent Event

Effective November 7, 2014, the Fund terminated its Committed Facility Agreement (see Note 7) and entered into a new agreement with another major financial institution. The new agreement allows the Fund to borrow up to $147 million over a rolling 360 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.35% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the new agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.

22

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

23

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $26,420,928, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 42.19% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $25,457,265 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

25

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2014, Fund records indicate that there are 7 registered shareholders and approximately 12,351 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETO.

26

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2015. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class III Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Class I Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2015. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

27

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class III Trustee	Until 2016. Trustee since 2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	2004	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

28

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

30

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2159 10.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$47,610	$47,173
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,000	$12,500
All Other Fees(3)	$0	$0

Total	$59,610	$59,673

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/13	10/31/14
Registrant	$12,000	$12,500
Eaton Vance(1)	$526,385	$99,750

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Michael A. Allison, John H. Croft and Walter A. Row, III and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Allison, Croft and Row are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Allison has been an EVM portfolio manager since 2006 and is a member of EVM’s Equity Strategy Committee. Mr. Croft has been an EVM portfolio manager since 2010. Mr. Row has been an EVM portfolio manager since 2004, is the Director of Structured Equity Portfolios at EVM and is a member of EVM’s Equity Strategy Committee. Messrs. Allison, Croft and Row are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison(1)
Registered Investment Companies	12	$22,021.4		0	$0
Other Pooled Investment Vehicles	14	$9,172.7	(2)	0	$0
Other Accounts	0	$0		0	$0

John H. Croft
Registered Investment Companies	5	$1,092.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts(3)	40	$211.4		0	$0

Walter A. Row, III
Registered Investment Companies	14	$14,554.8		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$3.5		0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(3)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	None
John H. Croft	$10,001 - $50,000
Walter A. Row, III	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date: December 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 11, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date: December 11, 2014